UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 17, 2025

Commission File Number: 0-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware                    61-1203323
(State or other jurisdiction of        (I.R.S. Employer Identification
incorporation or organization)        Number)

2002 Papa Johns Boulevard
Louisville, Kentucky 40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Ravi Thanawala

On November 18, 2025, Papa John’s International, Inc. (the “Company”) announced the promotion of Ravi Thanawala, formerly Chief Financial Officer and Executive Vice President, International, to Chief Financial Officer and President, North America, effective on the same date. Mr. Thanawala will continue to serve as the Company’s principal financial officer and will assume additional responsibilities for managing the Company’s North American restaurant operations and development strategies.

In connection with his promotion, the Compensation Committee of the Board of Directors of the Company has approved an increase in Mr. Thanawala’s compensation consisting of an increased annual base salary of $700,000 (from $675,000) and an increase in his annual cash incentive target opportunity to 100% of base salary (from 75% of base salary). Further information regarding the Company’s executive compensation program is available in the Company’s most recent definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 27, 2025.

Departure of Joe Sieve

In addition, on November 18, 2025, the Company announced that Joe Sieve departed from his position as the Company’s Chief Restaurant and Global Development Officer, effective November 17, 2025.

Subject to Mr. Sieve’s execution of a general release of claims in favor of the Company and his continued compliance with, among other things, applicable confidentiality and non-competition requirements, his departure from the Company will qualify him for severance benefits consistent with a termination without cause under the Company’s Severance Pay Plan, as amended, and the Company’s 2018 Omnibus Incentive Plan, as amended, and the applicable equity award agreements issued thereunder.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on November 18, 2025, announcing Mr. Thanawala’s promotion. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Papa John’s International, Inc. press release dated November 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date:November 18, 2025	/s/ Caroline Miller Oyler
Caroline Miller Oyler
Chief Administrative Officer